SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 25, 2002


            First Horizon Mortgage Pass-Through Trust, Series 2001-3

                (Exact name of registrant as specified in charter)

New York                        333-47798-03                  13-4176927
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



c/o The Bank of New York, as Trustee
101 Barclay Street, 8 West
New York, NY                                                10286
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (212) 815-6436

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                       FH
                   First Horizon Mortgage Pass-Through Trust
                                 Series 2001-3

On November 25, 2002, The Bank of New York, as Trustee for FH, First Horizon Mortgage Pass-Through Trust Series 2001-3, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of May 1, 2001, among FH as Depositor, Seller and Master Servicer and The Bank of New York, as Trustee.

On November 26, 2002, an annual report on Form 10-K for First Horizon
Mortgage Pass-Through Trust Series 2001-3 was filed with the United States Securites and Exchange Commission for the fiscal year ended December 31, 2001.


Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of FH, First Horizon Mortgage Pass-Through Trust Series 2001-3 relating to the distribution date of November 25, 2002 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of May 1, 2001.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 25, 2002


                          First Horizon Mortgage Pass-Through Trust
			  Series 2001-3
			  (Registrant)

			  Signed:  The Bank of New York, as Trustee


                          By: /s/ Karon Greene
                              ------------------------------
                          Name:   Karon Greene
                                  Assistant Treasurer
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated November 25, 2002


                             Payment Date: 11/25/02


          ------------------------------------------------------------
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            First Horizon Mortgage Pass-Through Trust, Series 2001-3
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1         13,740,798.08    6.750000%     9,037,335.10     76,786.75    9,114,121.85       0.00     505.24
                        A2         19,098,000.00    6.750000%             0.00    106,724.03      106,724.03       0.00     702.22
                        A3         24,000,000.00    6.750000%             0.00    134,117.54      134,117.54       0.00     882.46
                        A4         15,956,298.08    6.750000%     9,037,335.10     89,167.48    9,126,502.58       0.00     586.70
                        A5          5,000,000.00    6.750000%             0.00     27,941.15       27,941.15       0.00     183.85
                        A6         11,882,500.00    6.750000%             0.00     66,402.15       66,402.15       0.00     436.91
Residual                AR                  0.00    6.750000%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1          3,454,732.92    6.750000%         2,684.63     19,305.85       21,990.48       0.00     127.03
                        B2          2,467,243.58    6.750000%         1,917.27     13,787.53       15,704.79       0.00      90.72
                        B3          1,357,427.90    6.750000%         1,054.84      7,585.62        8,640.46       0.00      49.91
                        B4            616,564.27    6.750000%           479.12      3,445.50        3,924.63       0.00      22.67
                        B5            493,251.42    6.750000%           383.30      2,756.40        3,139.70       0.00      18.14
                        B6            863,604.52    6.750000%           671.09      4,826.02        5,497.11       0.00      31.75
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -         98,930,420.77     -           18,081,860.46    552,846.03   18,634,706.49     -        3,637.59
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1          4,703,462.98            505.24
                                A2         19,098,000.00            702.22
                                A3         24,000,000.00            882.46
                                A4          6,918,962.98            586.70
                                A5          5,000,000.00            183.85
                                A6         11,882,500.00            436.91
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     B1          3,452,048.29            127.03
                                B2          2,465,326.32             90.72
                                B3          1,356,373.06             49.91
                                B4            616,085.15             22.67
                                B5            492,868.12             18.14
                                B6            862,933.43             31.75
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -         80,848,560.31          3,637.59
--------------------------------------------------------------------------------

                             Payment Date: 11/25/02


          ------------------------------------------------------------
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            First Horizon Mortgage Pass-Through Trust, Series 2001-3
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1     13,740,798.08     6.750000% 32051DFJ6   101.238919      0.860188     52.689593
                           A2     19,098,000.00     6.750000% 32051DFK3     0.000000      5.588231  1,000.000000
                           A3     24,000,000.00     6.750000% 32051DFL1     0.000000      5.588231  1,000.000000
                           A4     15,956,298.08     6.750000% 32051DFM9    98.787044      0.974689     75.631133
                           A5      5,000,000.00     6.750000% 32051DFN7     0.000000      5.588231  1,000.000000
                           A6     11,882,500.00     6.750000% 32051DFP2     0.000000      5.588231  1,000.000000
Residual                   AR              0.00     6.750000% 32051DFQ0     0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1      3,454,732.92     6.750000% 32051DFR8     0.766599      5.512806    985.736232
                           B2      2,467,243.58     6.750000% 32051DFS6     0.766599      5.512806    985.736232
                           B3      1,357,427.90     6.750000% 32051DFT4     0.766599      5.512806    985.736232
                           B4        616,564.27     6.750000% 32051DFU1     0.766599      5.512806    985.736232
                           B5        493,251.42     6.750000% 32051DFV9     0.766599      5.512806    985.736232
                           B6        863,604.52     6.750000% 32051DFW7     0.766595      5.512806    985.736254
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -      98,930,420.77       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
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            First Horizon Mortgage Pass-Through Trust, Series 2001-3
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                           Total
                                           -----
Prin balance        80,848,560.29    80,848,560.29
Loan count                    206              206
Avg loan rate           7.434606%             7.43
Prepay amount       18,004,982.83    18,004,982.83

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Master serv fees        11,268.93        11,268.93
Sub servicer fees       36,473.27        36,473.27
Trustee fees               486.88           486.88


Agg advances                  N/A              N/A
Adv this period              0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy             100,000.00       100,000.00
Fraud                  989,304.21       989,304.21
Special Hazard       1,970,584.90     1,970,584.90


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           90.653728%           100.000000%             89,677,596.16
   -----------------------------------------------------------------------------
   Junior            9.346272%             0.000000%              9,245,634.35
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           9                 3,408,460.77
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                 9                 3,408,460.77
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           18,634,706.49         18,634,706.49
Principal remittance amount           18,081,860.46         18,081,860.46
Interest remittance amount               552,846.03            552,846.03